Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.

                                                                    Exhibit 10.8
                         SCREENING SERVICES AGREEMENT

     This Screening Services Agreement (the "Agreement") is made as of the 20th day of December, 1996 ("Effective Date"), by and between Terrapin Technologies, Inc., a Delaware corporation ("Terrapin") and Sanwa Kagaku Kenkyusho Co., Ltd., a Japanese corporation ("Sanwa").

                                    Recitals

     Whereas, Terrapin possesses a library of compounds ("Terrapin Library") and is able to determine the affinity of each compound in relation to Terrapin's reference proteins employed in Terrapin's proprietary TRAPTM technology ("TRAP Technology"); and

     Whereas, Sanwa has certain biological targets ("Sanwa Targets") that it desires Terrapin to evaluate using its TRAPTM Technology; and

     Whereas, Terrapin desires to apply the TRAP Technology and Terrapin Library to the Sanwa Targets in order to identify and evaluate compounds that may lead to candidates for pharmaceutical development;

     Now, Therefore, in consideration of the foregoing premises and the covenants set forth below, the parties hereby agree as follows:

1.   Screening Activity.

     1.1 Sanwa's Targets.' From time to time during the term of this Agreement, Sanwa may notify Terrapin of a Sanwa Target which Sanwa wishes to use in screening ("Selected Target") compounds provided by Terrapin; provided, however, Sanwa may not submit more than [ * ] Sanwa Targets per year, unless Terrapin agrees otherwise upon consultation with Sanwa.

     1.2  Screening.

          (a) Within [ * ] of receipt of a notice from Sanwa in accordance with Subsection 1.1, subject to Subsection 1.3 below, Terrapin shall, based upon its knowledge of the Terrapin Library and using the TRAPTM Technology, select and provide to Sanwa [ * ] compounds ("Initial Compounds") from the Terrapin Library that Terrapin believes, in its sole discretion, represent maximum chemical compound diversity in the Terrapin

                                       1.

Library. Sanwa shall screen each Initial Compound for selected activity in relation to the Selected Target and provide Terrapin the data resulting therefrom ("Initial Results").

          (b) Promptly after receipt of the Initial Results Terrapin shall, based upon the Initial Results and using the TRAP Technology or any other search technology available to Terrapin, select and provide to Sanwa [ * ] compounds ("Secondary Compounds") from the Terrapin Library that Terrapin believes, in its sole discretion, will exhibit the greatest likelihood of activity in relation to the Selected Target. Sanwa shall screen each Secondary Compound for selected activity in relation to the Selected Target and provide Terrapin the data resulting therefrom ("Secondary Results").

          (c) If [ * ] that further screening activity is necessary, then based upon the Initial Results and Secondary Results and using the TRAPTM Technology or any other search technology available to Terrapin, Terrapin shall select and provide to Sanwa [ * ] compounds ("Tertiary Compounds") from the Terrapin Library that Terrapin believes, in its sole discretion, will exhibit the greatest likelihood of additional assay activity in relation to the Selected Target. Sanwa will screen each Tertiary Compound for selected activity in relation to the Selected Target and provide Terrapin the data resulting therefrom ("Tertiary Results").

     1.3 Excluded Targets. Notwithstanding anything herein to the contrary Terrapin shall not be obligated to perform any of the services described in subsection 1.2 with respect to any Sanwa Targets that Terrapin determines are identical to or in conflict with targets included in any research collaboration between Terrapin and a third party corporate entity or any other Targets which Terrapin is already actively pursuing, prior to receipt of a notice pursuant to Subsection 1.1 identifying such Sanwa Compound ("Excluded Targets"). Terrapin shall notify Sanwa if a Sanwa Target is an Excluded Target promptly after receipt of Sanwa's' notice under Subsection 1.1 relating thereto.

2.  Information Provided By Terrapin to Sanwa.

     2.1 Categorization and List of Active Compounds. Each Secondary and Tertiary Compound shall be classified as an "Active Compound" if it exhibits activity with respect to the Selected Target at concentrations [ * ]. Promptly after receipt of the Tertiary Results, or the Secondary Results if no Tertiary Compounds are screened, Terrapin shall provide Sanwa a list of Active Compounds based upon the Initial, Secondary and Tertiary Results with respect to each Selected Target, together with the two dimensional representation of the chemical structure thereof.

3.   Payment.

     3.1 [ * ] Certain Replacement Compounds. [ * ] shall be [ * ] for the services and activities performed by the other in accordance with this Agreement; provided,

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       2.

however, that if in the course of Terrapin using the TRAPTM Technology on Sanwa's behalf, it becomes necessary to replace rare, expensive compounds in the Terrapin Library because such compounds have become depleted due to such activity hereunder, Sanwa shall reimburse Terrapin for the cost of replacing such depleted compounds. In that event, Terrapin shall consult with Sanwa regarding such payment. In any event, prior to providing Sanwa with such compounds, Terrapin shall inform Sanwa of the costs of such compounds in writing.

     3.2 Additional Services. If during the term of this Agreement Sanwa requests and Terrapin agrees to perform services in addition to those described in Sections 1 and 2 above, including but not limited to medicinal chemistry or development of in vitro or cell-based or animal assays, Sanwa shall pay Terrapin for such additional services an amount [ * ] In any event, prior to providing Sanwa with such compounds, Terrapin shall inform Sanwa of the lists of such compounds in writing.

4.   Ownership of Property.

     4.1 Joint Inventions. Any inventions or discoveries (whether patentable or not) (the "Joint Inventions") pertaining to, and all information concerning Active Compounds, resulting directly from the activities of either party pursuant to Sections 1 and 2, will be jointly owned by Terrapin and Sanwa. Terrapin shall have the right and the obligation to file, prosecute and maintain all patent applications and patents for Joint Inventions and shall pay all costs and fees incurred with relation to the filing, prosecution and maintenance of such applications and patents. Terrapin shall confer with Sanwa on the content of all filings with the United States Patent and Trademark Office (and the foreign equivalent) and shall provide Sanwa with the opportunity to review the prosecution strategy and the content of such filings prior to their submission to such authorities.

     4.2 Sanwa will have the exclusive rights to exploit the Joint Inventions and information concerning Active Compounds in the Sanwa Territory. For purposes of this Section, "Sanwa Territory" shall mean Japan, Korea, Taiwan, and the People's Republic of China.

     4.3 Terrapin will have exclusive rights to exploit the Joint Inventions and information concerning Active Compounds in North America and South America.

     4.4 Sanwa and Terrapin will [ * ] revenues from the exploitation of the Joint Inventions and information concerning Active Compounds in the rest of the world, will consult with one another prior to entering into any agreement theretofore and will take appropriate measures to assure such sharing in each case.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.
                                       3.

5. Representations and Warranties. Each party represents and warrants to the other that:

     5.1 It will exercise due care in performing its obligations under the Agreement.

     5.2 All documentation and other information conveyed by one Party to another hereunder or in connection herewith, was, at the time it was conveyed or provided, accurate and complete in light of the purposes for which it was intended.

6.   Confidential Information.

     6.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, for the term of this Agreement and for [ * ] after its expiration or termination, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information, hereinafter defined, furnished to it by the other Party pursuant to this Agreement unless the receiving Party can demonstrate by competent written proof that such Confidential Information:

          (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of such Agreements;

          (d) was disclosed to the receiving Party, other than under an obligation of confidentiality to a third party, by a third party who had no obligation to the disclosing Party not to disclose such information to others; or

          (e) was independently discovered or developed by the receiving Party without the use of Confidential Information belonging to the disclosing Party.

     6.2 Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

          (a) filing or prosecuting patents relating to Clinical Candidates or Licensed Products;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       4.

          (b)   regulatory filings;

          (c)   prosecuting or defending litigation;

          (d)   complying with applicable governmental regulations;

          (e)   conducting preclinical or clinical trials of Clinical
Candidates;

          (f) disclosure to Affiliates, sublicensees, employees, consultants, or agents each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 6; and,
          (g) disclosure to investment bankers; provided, however, that no such disclosure shall be made of Sanwa Confidential Information without its written consent, which consent shall not be unreasonably withheld.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party's Confidential Information pursuant to this
Section 6.2 it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use best efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

     6.3 Confidential Information. Confidential Information shall mean any and all knowledge, know-how, screening results, compound structures, practices, processes, or other information received by one party to this Agreement from the other party to this Agreement pursuant to this Agreement.

7.   Term; Termination.

     7.1 Term. This Agreement shall become effective as of the date first hereinabove written and unless earlier terminated as hereinafter provided, shall continue in force for a period of three (3) years after the same. This Agreement may be extended from time to time by mutual agreement of the parties hereto.

     7.2 Termination for Default. In the event that either party to this Agreement shall be in default of any of its material obligations hereunder and shall fail to remedy such default within [ * ] after receipt of written notice thereof, the party not in default shall have the option of terminating this Agreement by giving written notice thereof, notwithstanding anything to the contrary contained in this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       5.

8.   Accrued Rights; Surviving Obligations.

     8.1 Termination of this Agreement shall not affect any accrued rights of either Party. The terms of Sections 4 and 6 of this Agreement shall survive termination of this Agreement. Except to the extent necessary to allow the Parties to exploit their respective rights pursuant to Section 4, promptly after termination of this Agreement each Party shall return or dispose of any know-how of the other in accordance with the instructions of the other, including without limitation any compounds, assays or other biological or chemical materials.

9.   Governing Law; Dispute Resolution

     9.1 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California, (i) without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of California, and (ii) except that the rights of the parties to resolve by arbitration any dispute arising between them regarding the subject matter of this Agreement shall not be governed by the California arbitration act or international arbitration act (Cal. Code of Civ. Proc. (S) 1280 et seq.and 1297.11 et seq.) but rather by the United States Arbitration Act (9 U.S.C. (S)(S) 1-14, 201-208).

     9.2 Dispute Resolution. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, the Parties shall try to settle their differences amicably and in good faith between themselves first, by referring the disputed matter to the respective heads of research of each Party and, if not resolved by the research heads, by referring the disputed matter to the respective Chief Executive Officers of each Party.
In the event such executives are unable to resolve such dispute within such thirty (30) day period, either Party may invoke the provisions of Section 9.3.

     9.3 Arbitration. Upon failure to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement using the dispute resolution procedure described in Section 9.2, such controversy or claim shall be finally settled by arbitration. Arbitration shall be held in Honolulu, Hawaii in the English language and conducted accordance with the Commercial Arbitration Rules of the American Arbitration Association. The decision of such arbitration shall be conclusive and binding upon both Parties. If a Party commences any action or proceeding against the other Party to enforce this Agreement or any rights related thereto, the prevailing Party in such action shall be entitled to recover from the other Party the reasonable attorneys' fees and other reasonable costs and expenses incurred by that prevailing Party in connection with such action or proceeding and in connection with enforcing any judgment, award or order thereby obtained.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       6.

10.  Miscellaneous.

     10.1 Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid, addressed to the signatory to whom such notice is required or permitted to be given and transmitted by facsimile to the number indicated below. All notices shall be deemed to have been given when mailed, as evidenced by the postmark at the point of mailing, or transmitted by facsimile.

     All notices to Sanwa shall be addressed as follows:

     Sanwa Kagaku Kenkyusho Co., Ltd.
     35 Higashi Sotobori-cho
     Higashi-ku Nagoya, 461
     Japan
     Attention:  President
     Fax:  011-81-52-9571067

     With a copy to:

     Graham & James, L.L.P.
     One Maritime Plaza
     San Francisco, California 94111
     U.S.A.
     Attention:  Michael R. Moyle, Esq.
     Facsimile:  (415) 391-2493

     All notices to Terrapin shall be addressed as follows:

     Terrapin Technologies, Inc.
     750 Gateway Boulevard
     South San Francisco, California 94080
     U.S.A.
     Attention:  President
     Fax: (415) 244-9388

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       7.

     with a copy to:

     Cooley Godward LLP
     Five Palo Alto Square
     3000 El Camino Real
     Palo Alto, California  94306
     Attention:  Brian C. Cunningham, Esq.
     Fax:  (415) 857 0663

     Any Party may, by written notice to the other, designate a new addressee, address or facsimile number to which notices to the Party giving the notice shall thereafter be mailed or faxed.

     10.2 Force Majeure. No Party shall be liable for any delay or failure of performance to the extent such delay or failure is caused by circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, provided that the Party claiming excuse uses its best efforts to overcome the same.

     10.3 Entirety Of Agreement. This Agreement embodies the entire, final and complete agreement and understanding between the Parties and replaces and supersedes all prior discussions and agreements between them with respect to its subject matter except as expressly stated herein. No modification or waiver of any terms or conditions hereof shall be effective unless made in writing and signed by a duly authorized officer of each Party.

     10.4 Non-Waiver. The failure of a Party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not constitute a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

     10.5 Disclaimer Of Agency. Neither Party is, or will be deemed to be, the legal representative or agent of the other, nor shall either Party have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement.

     10.6 Severability. If a court of competent jurisdiction declares any provision of this Agreement invalid or unenforceable, or if any government or other agency having jurisdiction over either Terrapin or Sanwa deems any provision to be contrary to any laws, then that provision shall be severed and the remainder of the Agreement shall continue in full force and effect. To the extent possible, the Parties shall revise such invalidated provision in a manner that will render such provision valid without impairing the Parties' original interest.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       8.

     10.7 Affiliates; Assignment. Except as otherwise provided in this Section 10.7, neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, except that a Party may assign its rights or obligations to a third party in connection with the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of the assigning Party. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any attempted delegation or assignment not in accordance with this Section 10.7 shall be of no force or effect.

     10.8 Headings. The headings contained in this Agreement have been added for convenience only and shall not be construed as limiting.

     10.9 Limitation Of Liability. No Party shall be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages. Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any Party.

     10.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

     10.11 English Language. This Agreement has been prepared in the English language and shall be construed in the English language.

     In Witness Whereof, the parties have by duly authorized persons, executed this Agreement, as of the date first above written.

Sanwa Kagaku Kenkyusho Co., Ltd.                 Terrapin Technologies, Inc.

By: /s/ Keiji Tanimoto                           By: /s/ Clifford Orent
   -------------------                              -------------------

Title: President and                             Title: President and
       -------------                                    -------------
       Chief Executive Officer                          Chief Executive Officer
       -----------------------                          -----------------------

Date:  December 26, 1996                         Date:  December 26, 1996


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       9.

                FIRST AMENDMENT TO SCREENING SERVICES AGREEMENT

     This First Amendment to Screening Services Agreement (this "First Amendment") is made and dated September 24, 1997, by and between Sanwa Kagaku Kenkyusho Co., Ltd., a Japanese corporation ("Sanwa") and Terrapin Technologies, Inc., a Delaware corporation (`Terrapin").

                                R E C I T A L S
                                ---------------

     A. The Parties are parties to that Screening Services Agreement dated as of December 20, 1996 (the `TRAP Agreement").

     B. The Parties are entering into a Series I Stock Purchase Agreement of even date herewith (the `Stock Purchase Agreement") in connection with which, as one of the conditions to Sanwa consummating the transactions contemplated by the Stock Purchase Agreement, the parties have agreed to execute and deliver this First Amendment.

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                               A G R E E M E N T
                               -----------------

1.   Amendments.  The TRAP Agreement is hereby amended as follows:
     ----------
     (a) Section 1.1 of the TRAP Agreement shall be revised in its entirety to read as follows:

          1.1 Sanwa's Targets. From time to time during the term of this Agreement, Sanwa may notify Terrapin of a Sanwa Target which Sanwa wishes to use in screening (`Selected Target") compounds provided by Terrapin; provided, however, Sanwa may not submit more than [ * ] Sanwa targets during the term of this Agreement as set forth in Section 7.1 hereof.

     (b) In the third line of Section 7.1, the words "three (3) years" shall be revised to "six (6) years."

     (c) Section 10.7 of the TRAP Agreement shall be revised in its entirety to read as follows:

          10.7    Assignment.

          10.7.1 General. Except as otherwise provided in Section 10.7.2 or 10.7.3, neither party may assign its rights or obligations under this Agreement

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

          without the prior written consent of the other party. This Agreement shall be binding upon the permitted successors and permitted assigns of the Parties. Any attempted delegation or assignment not in accordance with this Section 10.7 shall be of no force and effect.

          10.7.2 Permitted Assignment by Sanwa. Sanwa may assign its rights or obligations under this Agreement to a third party in connection with the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of Sanwa.

          10.7.3 Permitted Assignment by Terrapin. Upon the written consent of Sanwa, such consent not to be unreasonably withheld or delayed, Terrapin may assign its rights or obligations under this Agreement to a third party in connection with the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of Terrapin. Sanwa may only withhold its consent under the preceding sentence if
          (a) such third party is [ * ] according to the terms of this Agreement or (b) such third party is [ * ]

     2.   Defined Terms; Incorporation. Unless otherwise expressly provided
          ----------------------------
herein, defined terms used in this First Amendment shall have the same meaning as set forth in the TRAP Agreement, and all terms herein shall be incorporated into the TRAP Agreement. From and after the effective date of this First Amendment, all reference to the "TRAP Agreement" in all other documents delivered in connection with the TRAP Agreement shall refer to the TRAP Agreement, as amended hereby.

     3.   Counterparts: Facsimile. This First Amendment may be executed in
          -----------------------
counterparts and by facsimile.



[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       2.

     IN WITNESS WHEREOF, the Parties have executed this First Amendment effective as of the date first set forth above.

TERRAPIN TECHNOLOGIES, INC.                   SANWA KAGAKU KENKYUSHO CO., LTD

/s/ Clifford Orent                           /s/ Keiji Tanimoto
--------------------------------             --------------------------------
By: Clifford Orent                           By: Keiji Tanimoto
Its: Chairman                                Its: President
     and Chief Executive Officer                  and Chief Executive Officer

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      3.

                              SECOND AMENDMENT TO
                          SCREENING SERVICES AGREEMENT

This Second Amendment to Screening Services Agreement (this "Second Amendment") is made and dated October 29, 1998, (the "Second Amendment Effective Date"), by and between Sanwa Kagaku Kenkyusho Co., Ltd., a Japanese corporation ("Sanwa") and Telik, Inc. (formerly Terrapin Technologies, Inc.), a Delaware corporation ("Telik").

                                    RECITALS
                                    --------

A. Sanwa and Telik are parties to that Screening Services Agreement dated as of December 20, 1996 as amended by that First Amendment to Screening Services Agreement (the "TRAP Agreement").

B. Sanwa and Telik are entering into a Series J Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") in connection with which, as one of the conditions to Sanwa consummating the transactions contemplated by the Stock Purchase Agreement, the parties have agreed to execute and deliver this Second Amendment.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENT
                                   ---------

1.   Amendments.  The TRAP Agreement is hereby amended as follows:
     ----------

     (a) Each reference in the TRAP Agreement to "Terrapin Technologies, Inc." is amended and replaced by "Telik, Inc." Each reference in the TRAP Agreement to "Terrapin" is amended and replaced by "Telik."

     (b)  A new Section 1.4 is hereby added to the TRAP Agreement as follows:

          1.4   Lead Optimization

          Telik shall diligently undertake a maximum of [ * ] Lead Optimization Projects (as defined below) simultaneously at any given time, each with respect to a Family of Compounds (as defined below) as Sanwa shall select taking into account the scientific advice of the "RMC," as such term is defined in the Collaboration Agreement between Telik and Sanwa dated December 20, 1996, as amended ("Collaboration Agreement"), by providing written notice to Telik. For a period of two years, commencing on the date of written notice from Sanwa identifying the Family of Compounds for a Lead Optimization Project,

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.

                                      1.

          Telik shall undertake, [ * ] such Lead Optimization Project. If Telik completes such Lead Optimization Project in less than two (2) years, or if Sanwa notifies Telik that, taking into account the scientific advice of the RMC, it wishes to substitute another Lead Optimization Project in place of a previously selected Lead Optimization Project, Telik shall undertake such new or substitute Lead Optimization Project as Sanwa may select, taking into account the scientific advice of the RMC, by providing written notice to Telik, until the expiration of the above two (2) year period [ * ] If Telik undertakes a [ * ] Lead Optimization Project as selected by Sanwa, or continues with the Lead Optimization Project after the expiration of the two (2) year period described above, both after taking into account the scientific advice of the RMC, Sanwa shall pay Telik [ * ], working through the RMC. Telik shall ensure [ * ] and to [ * ] that Telik shall undertake for Sanwa pursuant to this Section 1.4.

          For purposes of this Agreement, the term "Family of Compounds" shall mean Active Compounds that [ * ], and that can be starting candidates for Lead Optimization Projects.

          For purposes of this Agreement, "Lead Optimization Project" shall mean a series of studies which the RMC shall agree upon and which, by way of example, includes identification and selection of Advanced Lead Compounds as set forth in Phase 1 of the Research Plan (as defined in the Collaboration Agreement), and Selection of Clinical Candidates as set forth in Phase 2 of the Research Plan (as defined in the Collaboration Agreement), and encompasses all of the [ * ] that are required until one or more Active Compounds are discovered which Sanwa determines may be suitable for use in clinical studies.

  (c) Section 3.2 is amended by adding the following words at the beginning of that Section: "Except as provided in Section 1.4 in relation to Lead Optimization Projects,".

  (d)     Section 4.3 is amended in its entirety to read as follows:

          Telik will have exclusive rights to exploit the Joint Inventions and information concerning Active Compounds in North America and South America ("Telik Territory").

  (e) In the third line of Section 7.1 the words "six (6) years" shall be revised to "ten (10) years."

2.  Further Discussions. The parties agree to meet in [ * ] or otherwise [ * ]
    -------------------
to discuss in good faith additional amendments to the TRAP Agreement relating to sharing of data, collaborative development efforts, including coordination of pre-clinical and clinical studies, joint development agreements with third parties and such other matters as the parties may agree.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.


                                      2.

3.   Defined Terms; Incorporation. Unless otherwise expressly provided herein,
     ----------------------------
defined terms used in this Second Amendment shall have the same meaning as set forth in the TRAP Agreement, and all terms herein shall be incorporated into the TRAP Agreement. From and after the Second Amendment Effective Date all reference to the "TRAP Agreement" in all other documents delivered in connection with the TRAP Agreement shall refer to the TRAP Agreement, as amended hereby.

4.   Counterparts: Facsimile. This Second Amendment may be executed in
     -----------------------
counterparts and by facsimile.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the date first set forth above.

TELIK, INC.                      SANWA KAGAKU KENKYUSHO CO., LTD.



     /s/ Clifford Orent              /s/ Keiji Tanimoto
----------------------------     --------------------------------------------
By:  Clifford Orent              By: Keiji Tanimoto
Its: Chairman and                Its:  President and Chief Executive Officer
     Chief Executive Officer


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to rule 406 of the Securities Act of 1933, as amended.

                                      3.